SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

November 7, 2007
Date of Report (Date of earliest event reported)

Hotel Outsource Management International, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	6719	13-4167393
(State or Other Jurisdiction of	Commission File	(I.R.S. Employer
Incorporation or Organization)	Number	Identification No.)

80 Wall Street, Suite 815, New York, New York 10005	10005
(Address of Principal Executive Offices)	(Zip Code)

212-344-1600
Registrant’s telephone number, including area code

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(Former Name or former Address, if Changed Since Last Report)

Item 5.02 – Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(b)           On November 7, 2007, Ariel Almog, Secretary of Hotel Outsource Management International, Inc.  (“HOMI”) tendered his resignation as Secretary of the company. Mr. Almog's resignation was effective immediately. Mr. Almog remains Chief Operating Officer of HOMI.

(c)           On November 7, 2007, HOMI's Board of Directors appointed Aryeh Reif to serve as Secretary of HOMI. Mr. Reif was admitted to the Israel Bar in 1995. In 2000, Mr. Reif founded the law firm of Reif & Reif, located in Bet Shemesh, Israel, where he currently practices.

November 27, 2007                                                                      Hotel Outsource Management International, Inc.

By: /s/ Jacob Ronnel                          .
Name:  Jacob Ronnel
Title:  President and Chief Executive Office